Exhibit 10.27

AMENDMENT NO. 2
TO
2014 LICENSE AGREEMENT

This Amendment No. 2 (this “Amendment”) is entered into as of November 13, 2019 (the “Amendment Effective Date”), by and between Northwestern University, an Illinois not-for-profit corporation with a principal place of business at 633 Clark Street, Evanston, Illinois, 60208 (“Northwestern”), and Exicure, Inc., a Delaware corporation with a principal place of business at 8045 Lamon Avenue, Skokie, Illinois, 60077 (“Exicure”).

RECITALS

A.	Northwestern and Exicure are parties to that certain License Agreement effective as of May 27, 2014, as amended on June 11, 2018 (the “2014 Agreement”).

B.	Pursuant to the 2014 Agreement, Northwestern granted certain licenses and rights to Exicure under the Patent Rights.

C.	The parties now desire to enter into this Amendment for the purpose of amending certain terms and conditions of the 2014 Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1.Definitions. Except as defined in this Amendment, the capitalized terms used herein shall have the same meanings as ascribed to them in the 2014 Agreement.

2.	Amendment. Northwestern and Exicure agree to amend the 2014 Agreement as follows:

1.The phrase “in the Field” is hereby deleted from the first sentence of Section 1.7 of the 2014 Agreement.

3.Effect of Amendment. All of the terms and conditions of the 2014 Agreement shall continue in full force and effect except as modified by the terms of this Amendment. In the event of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the 2014 Agreement, the terms and conditions of this Amendment shall control and govern.

4.Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument. Once signed, any reproduction of this Amendment made by reliable means (e.g., photocopy, facsimile) is considered an original.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the Amendment Effective Date.

NORTHWESTERN UNIVERSITY
/s/ Alicia Löffler, Ph.D.
Alicia Löffler, Ph.D.
Assoc. Professor, Executive Director

EXICURE, INC.
/s/ David A. Giljohann, Ph.D.
David A. Giljohann, Ph.D.
Chief Executive Officer

[Signature page to Amendment No. 2 to 2014 License Agreement]